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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2000


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                         MARINE DRILLING COMPANIES, INC

             (Exact name of registrant as specified in its charter)



           TEXAS                         1-14389               74-2558926
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)




      ONE SUGAR CREEK CENTER BLVD., SUITE 600, SUGAR LAND, TEXAS 77478-3556
              (Address of principal executive offices and zip code)


                                 (281) 243-3000
              (Registrant's telephone number, including area code)


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              (Former name, former address and formal fiscal year,
                         if changed since last report)

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ITEM 5. OTHER EVENTS.

            On September 1, 2000, Marine Drilling Companies, Inc. (the "Company") issued the press release filed as Exhibit 1 hereto, updating the status of the Company's MARINE 500 drilling contract.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits.

            1. Press Release dated September 1, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MARINE DRILLING COMPANIES, INC.
                                        (Registrant)

Dated:  September 1, 2000               By: /s/ T. Scott O'Keefe
                                            ------------------------------------
                                            Name:  T. Scott O'Keefe
                                            Title: Sr. Vice President & CFO




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
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
 99.1          Press Release dated September 1, 2000.


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